                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           THE EXPLORATION COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



                            THE EXPLORATION COMPANY
                      500 NORTH LOOP 1604 EAST, SUITE 250
                            SAN ANTONIO, TEXAS 78232




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                 MARCH 29, 1996



TO OUR SHAREHOLDERS:


         The Annual Meeting of Shareholders of The Exploration Company, a Colorado corporation (the "Company"), will be held at the office of the Company, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, on Friday, March 29, 1996, at 10:00 a.m., for the following purposes:


         1.       To elect three Directors;

         2. To ratify the appointment of Akin, Doherty, Klein & Feuge, certified public accountants, as independent auditors of the Company and its subsidiaries for the fiscal year ending August 31, 1996; and

         3. To transact any other business as properly may come before the meeting or any adjournment thereof.


         Only shareholders of record at the close of business on February 10, 1996, (the Record Date) are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We hope you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors of the Company appreciates the cooperation of shareholders in promptly returning proxies.



                                        James E. Sigmon
                                        President

February 21, 1996

                            THE EXPLORATION COMPANY
                      500 NORTH LOOP 1604 EAST, SUITE 250
                            SAN ANTONIO, TEXAS 78232



                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 29, 1996


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is solicited on behalf of the Board of Directors of The Exploration Company for use at the Annual Meeting of Shareholders (the "Meeting") on March 29, 1996, at 10:00 a.m., San Antonio Time to be held at the office of the Company, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, and at any adjournment thereof.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy material to the beneficial owners. Solicitations may further be made by officers, directors and regular employees of the Company, without additional compensation, by use of mails, telephone, telegraph or by personal calls.

         Any shareholder giving a proxy for the Meeting has the power to revoke it at any time prior to its use by giving notice in person or in writing to the Secretary of the Company. The approximate date on which this Proxy Statement and the accompanying form of the proxy are first sent or given to security holders is February 21, 1996.

         In addition to this Proxy Statement, the Company is pleased to enclose a copy of the 1995 Annual Report for the fiscal year ending August 31, 1995.


                               PURPOSE OF MEETING

         At the Meeting, action will be taken: (1) to elect three directors to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified; (2) to ratify the appointment of Akin, Doherty, Klein & Feuge, as independent auditors for the Company and its subsidiaries for the fiscal year ending August 31, 1996; and
(3) to transact any other business that may properly come before the Meeting. The Board of Directors does not know of any other matter that is to come before the Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

                  OUTSTANDING SHARES, QUORUM AND VOTING RIGHTS

         Only holders of record of Common Stock of the Company at the close of business on February 10, 1996, shall be entitled to notice of and to vote at the Meeting. As of the close of business on February 10, 1996, there were 5,583,635 shares of Common Stock outstanding and entitled to be voted. Each share outstanding entitles the holder thereof to one vote.

         A majority of the outstanding shares of Common Stock represented in person or by proxy, will constitute a quorum at the Meeting. However, if a quorum is not represented at the Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than by announcement at the Meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Meeting.

         Each share of Common Stock may be voted to elect up to three individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. It is intended, that unless authorization to vote for one or more nominees for director is withheld, proxies will be voted for the election of all of the nominees named in this Proxy Statement.

         Votes cast by proxy or in person will be counted by one or more persons appointed by the Company to act as inspectors (the "Election Inspectors") for the Meeting. The Election Inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and for determining the outcome of any matter submitted to the shareholders for a vote. Under Colorado law, in an election of directors, that number of candidates having the highest number of votes cast in favor of their election are elected as directors. As to the ratification of the Company's auditors, Colorado law provides that an action of shareholders is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action. Thus abstention and broker non-votes generally would have no effect on any vote.

         Broker non-votes occur when a broker holding stock in street name votes the shares on some matters but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instruction from the beneficial owner of the stock but are not permitted to vote on non-routine matters. The missing votes on non-routine matters are deemed to be "broker non-votes." The Election Inspectors will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though their shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Board of Directors has, pursuant to the Company's amended by-laws, fixed the number of directors of the Board of Directors at three (3) members. Three directors, constituting the entire Board, are to be elected at the Meeting. Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified. Each of the nominees has consented to serve as a director if elected. The proxies named in the accompanying proxy have been designated by the Board of Directors and they intend to vote for the following nominees for election as directors, unless otherwise instructed in such proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected. In the event any nominee shall become unavailable for election, the proxies named in the accompanying proxy intend to vote for the election of a substitute nominee of their selection. The following table sets forth for each nominee for election as a director of the Company, his age, principal occupation, position with the Company and certain other information:

                                                                                                   Director
           Names             Age                        Principal Occupation                         since
           -----             ---                        --------------------                         -----
 Stephen M. Gose, Jr.         66    Mr. Steve Gose has served as Chairman of the Board of             1984
                                    Directors of the Company since July, 1984. He has been and continues to be active in  exploration and development of
                                    oil and gas properties. Mr. Gose also serves as Chairman
                                    of ExproFuels, Inc., a Delaware corporation that was
                                    created in anticipation of acquiring the Company's
                                    alternative fuels division.

 Thomas H. Gose               40    Mr. Gose is the President and sole Director of Cibolo             1989
                                    Properties, Inc.  He has been active for over five years
                                    in the above referenced company, its predecessors and
                                    affiliates. He  has served as a Director of the Company
                                    since February 15, 1989 and was elected Secretary of the
                                    Company by the Board of Directors on January 14, 1992.
                                    Mr. Gose is President of the Company's alternative fuels
                                    division. He is also President and a Director of
                                    ExproFuels, Inc. Thomas H. Gose is the son of Stephen M.
                                    Gose, Jr.



 James E. Sigmon              47    Mr. James E. Sigmon has served as the Company's President         1984
                                    since February 1985. He also served in this capacity from
                                    July 1984  to October 1984. From October 1984 to February
                                    1985 he served as Vice Chairman of the Board of Directors
                                    of the Company. He has been a Director of the Company
                                    since July 27, 1984 and was elected Treasurer of the
                                    Company by the Board of Directors on January 14, 1992. Mr.
                                    Sigmon is also a Director of ExproFuels, Inc.

         None of the nominees for director or executive officers of the Company has a family relationship with any of the other nominees for director or executive officer except that Thomas H. Gose is the son of Stephen M. Gose, Jr.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company, as reflected in the Company's minute book, held no formal meetings during the fiscal year ended August 31, 1995. All resolutions of the directors were adopted by unanimous written consent, without a meeting.

         The Board of Directors has no committees. The entire Board of Directors acts as the nominating committee for directors and will consider nominations by shareholders for directors. Any such nomination, together with a statement of the nominee's qualifications and consent to be considered as a nominee and to serve if elected, should be mailed to the Secretary of the Company no later than November 30, 1996, to be included in the proxy statement in connection with next year's Annual Meeting of Shareholders.


                           COMPENSATION OF DIRECTORS

         Members of the Board of Directors of the Company are not compensated for any services provided as a director except that during the fiscal year ended August 31, 1995, Mr. Stephen M. Gose, Jr. was paid $46,000 in his capacity as Chairman of the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

         The following tables sets forth the beneficial ownership of the Company's Common Stock, its only class of equity security as of February 10, 1996, of certain beneficial owners and management. Each of the persons or entities listed has sole voting power and sole investment power with respect to the shares listed opposite his or its name.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information concerning all persons known to the Company to beneficially own five percent (5%) or more of its Common Stock. as of February 10, 1996, the Record Date:

          NAME AND ADDRESS                  SHARES OF COMMON STOCK                       PERCENT
         OF BENEFICIAL OWNER                  BENEFICIALLY OWNED                        OF CLASS
         -------------------                  ------------------                        --------
Thomas H. Gose                                  1,351,875(1)                            17.78%(2)
500 North Loop 1604 East
Suite 250
San Antonio, Texas  78232

Cibolo Properties, Inc.                         1,331,375(1)                            17.51%(2)
500 North Loop 1604 East
Suite 250
San Antonio, Texas  78232

Western Exploration Pty. Ltd.                     400,000                               5.26%(2)
11490 Westheimer
Suite 200
Houston, TX  77077-6841


___________________
(1) Includes 1,144,644 shares owned by Spectrum Resources, Inc. (SRI) and 186,731 shares owned by Retamco Operating, Inc. (ROI). Both SRI and ROI are wholly owned subsidiaries of Cibolo Properties, Inc. ("Cibolo"). As such, Cibolo may be deemed to share beneficial ownership of such shares owned by SRI and ROI. Thomas H. Gose, as the sole shareholder of Cibolo, has the power to vote the shares by SRI and ROI. Accordingly, he is deemed to be the beneficial owner of the SRI and ROI shares.

(2) Assumes a total of 7,603,400 shares outstanding including 1,769,765 shares outstanding under options and warrants.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of Common Stock beneficially owned as of February 10, 1996, by each director, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

Name and Address                        Shares of Common Stock      Percent
of Beneficial Owner(1)                     Beneficially Owned(2)    of Class
-------------------                        ------------------       --------
James E. Sigmon                              200,000                  2.63%

Stephen M. Gose, Jr.                         100,000                  1.32%

Thomas H. Gose                             1,351,875(3)              17.78%

All Directors and Executive                1,651,875(3)              21.73%
Officers as a group (three persons)

___________
(1) The address of each of the persons named herein is: 500 North Loop 1604 East, Suite 250, San Antonio, Texas 78232.

(2) Information provided is based on the Forms 4 filed with the Securities and Exchange Commission ("SEC') by the directors and executive officers of the Company.

(3)      See footnote (1) to the previous table.


          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires that Company's directors, executive officers, and persons who own more than ten percent of the Common Stock file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, directors, and stockholders who own more than ten percent of the Common Stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on the review of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with.

                               EXECUTIVE OFFICERS

         The Executive Officers of the Company serve at the discretion of the Board of Directors and are chosen annually by the Board at its first meeting following the Annual Meeting of the Shareholders. The following table sets forth the names and ages of the Executive Officers of the Company and all positions held with the Company.

NAME(1)                                    AGE              TITLE
-------                                    ---              -----
Stephen M. Gose, Jr.                       66               Chairman of the Board

Thomas H. Gose                             40               Secretary of the Company
                                                            President of ExproFuels, Inc.

James E. Sigmon                            47               President

______________
(1) For a description of the business experience of Messrs. Stephen M. Gose, Thomas H. Gose, and James E. Sigmon see "Election of Directors."


                             EXECUTIVE COMPENSATION

                        Report of the Board of Directors

         The following report of the Board of Directors and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

         BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION. The entire Board of Directors reviews and approves the payment of compensation amounting to $40,000 or more per annum to any employee of the Company or its subsidiaries. In addition, the Board approves all incentive compensation plans including, without limitation, bonus plans, stock option plans and key employee compensation agreements. The entire Board administers the Company's 1985 Amended and Restated Stock Option Plan (the "1985 Plan") and grants stock options and attendant stock appreciation rights to officers and key employees under the 1985 Plan. The Board also administers stock options granted under the new 1995 Flexible Incentive Plan. The executive compensation policies and practices are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals. Compensation of the executive officers of the Company is primarily comprised of base salary, long-term equity incentives, and miscellaneous other fringe benefits. Because two of the Board members are also employees of the Company, they approve their own salaries. There are no outside directors on the Board; consequently, an independent executive compensation committee of Board members is not possible.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         Base Salary: The base salaries of the executive officers are established at a level deemed appropriate to attract and retain qualified executives who are instrumental in helping the Company achieve its business objectives. In establishing salaries, the Board considers the recommendations of management, the amount of responsibilities of the executive officers, the salaries of others similarly situated within the Company, the recent performance in the executive's area of responsibility, and any changes in the cost-of-living. The Company considered the competitiveness of the entire compensation package in determining the level of compensation. The salaries of the executive officers are reviewed annually and reflect the performances of the past year. As a result, the salaries received in 1995 reflected the individual performances in 1994 for officers who were with the Company during the that year.

         Stock Option Plan: The 1985 Plan and the 1995 Flexible Incentive Plan are designed to align the long-term interests of key employees with shareholders. The Plans each set aside up to 400,000 shares of the Company's Common Stock to be available to be offered to employees of the Company as a long-term incentive. The exercise price of such options may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant. The number of options granted to any individual is dependent on the individuals level of responsibility and ability to influence the performance of the Company. The Board of Directors has adopted the 1995 Flexible Incentive Plan which was approved as presented to the shareholders during the 1995 Annual Meeting.

         Fringe Benefits: From time to time, the Company makes available to key employees and executives certain other fringe benefits. The Company may provide automobiles, club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual they are considered to be part of the individual's compensation package.

         EXECUTIVE COMPENSATION. During 1995, the compensation of the Chief Executive Officer was maintained at levels specified in an employment agreement with the Company, as amended in 1994. The Board evaluates the CEO's contribution to the Company's long-term financial and non-financial objectives. In addition, the Board evaluates the performance of the CEO based upon a variety of factors including the Company's earnings per share, enhancement of asset values and quality and the extent to which business plan goals are met or exceeded. The Board does not assign relative weights to any of the foregoing factors, but instead makes a subjective determination based upon a consideration of all such factors.

During 1995, the Board awarded the CEO stock options to purchase 100,000 shares of the Company's common stock under the terms of the 1995 Flexible Incentive Plan.

In Summary, based on the performance of the Company during the past several years, and in light of the their efforts put forth directing the Company, the Board has determined that the compensation paid to the CEO, as described in the Summary Compensation Table below, as well as compensation paid to other Company officers, serves the best interest of the Company's Shareholders.

         This report is submitted by the members of the Board of Directors:

                             Stephen M. Gose, Jr.
                                Thomas H. Gose
                               James E. Sigmon

                               ---------------


         COMPARATIVE PERFORMANCE GRAPH. The following graph compares the performance of the Company's common stock for the five-year period commencing August 31, 1990, to (i) the NASDAQ market composite index (NASDAQ-US) and (ii) NASDAQ exploration and production companies comprised of approximately 98 active companies which trade on either the NASDAQ National Market System or the NASDAQ Small-Cap Market. The graph assumes that a $100 investment was made in the Company's common stock and each index on August 31, 1990, and that all dividends were reinvested. Also included are the respective investment returns based upon the stock and index values as of the end of each year during such five-year period. The information was provided by the Center for Research in Security Prices (CRSP) of The University of Chicago Graduate School of Business. The index of exploration and production companies used includes all available NASDAQ stocks under SIC codes 1310-19 (companies engaged in oil and gas exploration and production operations) actively traded on NASDAQ during the comparative term. The list of comparative companies is available to shareholders directly from CRSP or may be obtained at no cost from the Company by writing the Company or telephoning (210) 496-5300 and requesting the information.

                                   [GRAPH]


THE EXPLORATION COMPANY
COMPARATIVE PERFORMANCE GRAPH - FY 1995 PROXY STATEMENT
SCHEDULE OF GRAPH INFORMATION IN TABULAR FORMAT

 Date                 Company          Market           Peer
                       Index           Index            Index
8/31/90               100.00           100.00          100.00
8/30/91               100.00           141.88           89.07
8/31/92                57.14           153.89           90.72
8/31/93                57.14           203.01          132.54
8/31/94                48.00           211.38          107.82
8/31/95                51.43           284.01          103.77


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Company does not have a compensation committee. Therefore, as set forth above all members of the Board of Directors also serve as officers of the Company. During the fiscal year ended August 31, 1995, the following officers participated in deliberations of the Company's Board of Directors concerning executive officer compensation: Mr. James E. Sigmon, Mr. Thomas H. Gose and Mr. Stephen M. Gose, Jr.

As of August 31, 1994 the Company owed Spectrum Resources, Inc. (SRI), an affiliate company wholly owned by Cibolo Properties, Inc. (Cibolo), in turn wholly owned by Thomas H. Gose, $36,162 for services rendered in prior years, plus accrued interest. In December, 1995 Retamco Operating, Inc. (ROI), an affiliate company also wholly owned by Cibolo loaned the Company $100,000, the note bearing interest at 10.5% per annum. The notes payable to ROI and SRI were both paid in full on December 22, 1995 in conjunction with the settlement of a lawsuit involving outstanding claims to 32.5% of the minerals under the Holmgreen Ranch which the Company acquired in September, 1988.

The Company disputed the legal claims, but agreed to settling the dispute by allowing the other named defendants to purchase the 32.5% interest from the Company. The purchasers included SRI and Cibolo. Consideration included full payment of the outstanding balances on the two notes detailed above, plus other property and leases valued at $400,000.

There are no interlocks between the members of the Board of Directors and other corporations nor any material transactions between the Company and such members except as set forth herein and under "Transactions with Management and Others."

         SUMMARY COMPENSATION INFORMATION. The following table contains certain information for each of the fiscal years indicated with respect to the chief executive officer and those executive officers of the Company as to whom the total annual salary and bonuses paid or accrued during the fiscal year ended August 31, 1995, exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
       NAME AND                                          OTHER ANNUAL     COMPENSATION         ALL OTHER
  PRINCIPAL POSITION     YEAR    SALARY(1)    BONUS      COMPENSATION        OPTIONS          COMPENSATION
  ------------------     ----    ---------    -----      ------------        -------          ------------
  James E. Sigmon(2)     1995     $ 72,000      $0             --  (3)         $0                  $0
    President & CEO      1994       88,958      $0            $0               $0                  $0
                         1993      109,000      $0            $0               $0                  $0

-----------
(1)      No other person's compensation exceeded $100,000.

(2) Mr. Sigmon is party to an employment agreement pursuant to which he has been granted a 1% overriding royalty interest in certain leases in Maverick County, Texas in which the Company has an interest. See "Transactions with Management and Others."

(3)      Other compensation is less than 10% of Salary and Bonus.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                  Number of Unexercised   Value of Unexercised
                        # Shares         Value        Options/SARs            Options/SARs
Name                    Exercised       Realized     August 31, 1995        August 31, 1995
----                    ---------       --------     ---------------        ---------------
James E. Sigmon           50,000       $ 93,750         150,000                $ 20,500

Steven M. Gose, Jr.      100,000         26,848             -0-                     -0-


All of Mr. Sigmon's unexercised options were exercisable as of August 31, 1995.

         EMPLOYMENT AGREEMENT. In 1994, the Company and Mr. Sigmon agreed to modify his Employment Agreement by reducing his salary from a base salary of $100,000 plus an additional $9,000 for reimbursement of expenses associated with the utilization of an automobile to $72,000 in consideration of a grant to him of a 1% overriding royalty interest in certain leases in Maverick County, Texas.

         Mr. Sigmon's Employment Agreement is terminable upon ninety days notice but his right to the overriding royalty interest is vested and cannot be terminated.


                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

         During the years ended August 31, 1995, 1994 and 1993, Harold D. Rogers, vice-president of the Company until his retirement in November 1994, represented certain persons, including himself, who have engaged in joint venture arrangements with the Company in certain oil and gas properties. Specifically, Horizontal Co. and Kincaid Co. are general partnerships that have joint ventured with the Company in two of its oil and gas properties. Mr. Rogers owns 10% of Horizontal Co. and owned 5.125% of Kincaid Co. On September 23, 1994, the Company acquired an option for $200,000 from Horizontal Co. The option, which originally expired on July 1, 1995, and was extended until April, 1996, allows the Company to increase its interest by 15% in the Paloma Ranch oil & gas lease in Maverick County, Texas for $649,923. The purchase price was determined through arm's-length negotiations with the joint ventures. Through November, 1995 the Company had exercised 12.5% of the option with the payment of 122,217 shares of its common stock. The transactions were valued at $541,603. In April, 1995, the Company purchased the remaining 50% interest in the Kincaid lease in Maverick County from Kincaid Co. for 136,000 shares of common stock, in a transaction valued at $340,000.

In August 31, 1995, the Company elected to exercise its option to purchase an undivided 20% interest in oil and gas leases covering 56,858 gross acres, 28,258 net acres in the Williston Basin in North Dakota and Montana. The Company purchased the interest from Retamco Operating, Inc. (ROI), an affiliated company wholly owned by Cibolo Properties, Inc., in turn wholly owned by Thomas H. Gose. Consideration paid by the Company consisted of an initial downpayment of 186,731 shares of its restricted common stock representing a value of $100.00 per net mineral acre. Terms call for additional shares to be issued when an independent, third party purchases a comparable interest in the block, thereby establishing a final price to be paid by the Company.

During November, 1995, the Company received full payment of $72,000 owed it by the Chairman, Stephen M. Gose, Jr., due to his exercise of a stock option to purchase common stock on August 31, 1995.

         In the opinion of the Board of Directors of the Company, the terms of the transactions described above were as favorable as would be available from an independent third party.

         PROPOSAL  II - RATIFY  APPOINTMENT  OF  INDEPENDENT  AUDITORS


         The Board of Directors has appointed Akin, Doherty, Klein & Feuge ("Akin Doherty") as independent certified public accountants for the Company and its subsidiaries for the fiscal year 1996. Akin Doherty acted in the same capacity in 1995.

         A representative of Akin Doherty is expected to attend the Meeting, will have the opportunity to make a statement if he decides to do so, and will be available to answer questions. Although the submission of this matter to the shareholders is not required by law, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the shareholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AUDITORS.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         It is anticipated that the 1997 Annual Meeting of Shareholders will be held on March 28, 1996. Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received in writing by the Secretary of the Company at its principal offices, 500 North Loop 1604 East, Suite 250, San Antonio, Texas, 78232, not later than November 30, 1996.


                                 OTHER MATTERS

         No other business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies in the accompanying proxy will vote or refrain from voting for other persons in their place in what they consider the best interests of the Company. The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.


                                           James E. Sigmon, President


February 21, 1996
San Antonio, Texas





         STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OF COMMON STOCK OWNED, TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND IN RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

         This Proxy is Solicited on Behalf of the Board of Directors

                           THE EXPLORATION COMPANY
    P
    R
    O
    X         Stephen M. Gose, Jr., Thomas H. Gose and James E. Sigmon or any
    Y of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of The Exploration Company, to be held at 500 North Loop 1604 East, Suite 250, San Antonio, Texas, on March 29, 1996, at 10:00 a.m., and any adjournment thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.




              To vote in accordance with the Board of Directors' recommendations just sign the reverse side; no boxes need to be checked.


                                                                 SEE REVERSE
                  (Continued and to be signed on other side.)        SIDE

[X] (Please mark
     votes as in
     this example.

This proxy will be voted as you direct below, in the absence of such direction, it will be voted FOR all of the Directors and FOR each of the Proposals below.

1.  SELECTION OF DIRECTORS:

    Nominees:  Stephen M. Gose, Jr., Thomas H. Gose and
               James E. Sigmon

                            FOR          WITHHELD
                            [ ]             [ ]


    [ ]___________________________________            MARK HERE FOR ADDRESS  [ ]
    For all nominees except as noted above            CHANGE AND NOTE BELOW







2. Proposal to Ratify the Adoption of Akin, Doherty, Klein & Feuge, P.C. as Independent Auditors for the Company for the fiscal year 1996.

                    FOR          AGAINST          ABSTAIN
                    [ ]            [ ]              [ ]


3. In their discretion, upon such other matters as properly may come before the meeting.


NOTE: Please sign exactly as name appears. Joint owners should each sign, Executor, Administrator, or Guardian, please give full title as such. If signer is a corporation, please sign with the full corporation name by duly authorized officer as officer.

Signature:__________________________________________________ Date_______________

Signature:__________________________________________________ Date_______________


                   PLEASE DO NOT FOLD OR MUTILATE THIS CARD